United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Apollo Commercial Real Estate Finance, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note: This document is being refiled to provide the legends that follow the below communication.

The following is the text of a LinkedIn post made by Grant Kvalheim, Chief Executive Officer of Athene Holding Ltd. and a partner of Apollo Global Management, Inc.:

At Athene, we focus every day on delivering long-term, predictable outcomes for the millions of people who rely on us for security, stability and guaranteed income in retirement. That responsibility informs how we manage our balance sheet and guides the capital allocation decisions we make.

The recently announced transaction with ARI to acquire its $9 billion commercial real estate loan portfolio reflects our rigorous, deliberate approach in practice. This portfolio of commercial mortgage loans to independent third-party borrowers contains high-quality assets that are strongly aligned with our liability-matched investment strategy. They’re also assets we know well, having partnered with ARI for years and served as a co-lender alongside them in nearly half of the portfolio. We approached this transaction with robust scrutiny and due diligence, with independent governance oversight and pricing validated by third-party advisors.

Retirement solutions demand patience, discipline, and clarity. Athene’s strong balance sheet and leading industry position allow us to act deliberately when attractive opportunities emerge. By investing with a long-term mindset and focusing on investment grade assets supported by durable collateral that can be held through market cycles, we prioritize downside protection and consistency.

Thank you to the teams who approached this transaction with rigor, discipline, and a clear focus on building long-term value from the initial bid.

Additional information for ARI Stockholders

This communication may be deemed solicitation material in respect of the proposed transaction (the “Transaction”). In connection with the Transaction, Apollo Commercial Real Estate Finance, Inc. (the “Company” or “ARI”) intends to file a proxy statement and other relevant materials with the U.S. Securities and Exchange Commission (the “SEC”). This communication does not constitute a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF ARI ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT ARI AND THE TRANSACTION. These materials will be made available to the stockholders of ARI at no expense to them and are expected to be mailed to stockholders. When available after filing, the proxy statement and other relevant information may be obtained without charge from the SEC’s website at www.SEC.gov. Copies of the documents filed by ARI with the SEC are also available free of charge on ARI’s website at www.apollocref.com.

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for the proxy statement or any other document that ARI may file with the SEC or send to stockholders in connection with the Transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The directors and executive officers of ARI, and certain other affiliates of ACREFI Management, LLC, may be deemed “participants” in the solicitation of proxies from stockholders of ARI in favor of the Transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of ARI in connection with the Transaction will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the executive officers and directors of ARI and ACREFI Management, LLC in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 29, 2025. You may obtain free copies of these documents using the sources indicated above.

About Apollo Commercial Real Estate Finance, Inc.

Apollo Commercial Real Estate Finance, Inc. (NYSE: ARI) is a real estate investment trust that primarily originates, acquires, invests in and manages performing commercial first mortgage loans, subordinate financings and other commercial real estate-related debt investments. The Company is externally managed and advised by ACREFI Management, LLC, a Delaware limited liability company and an indirect subsidiary of Apollo Global Management, Inc., a high-growth, global alternative asset manager with approximately $908 billion of assets under management as of September 30, 2025.

Additional information can be found on the Company’s website at www.apollocref.com.

Forward-Looking Statements

Certain statements contained in this communication constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. These forward-looking statements include information about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans and objectives. When used in this release, the words believe, expect, anticipate, estimate, plan, continue, intend, should, may or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in the Company’s industry, real estate values, the debt securities markets or the general economy; the timing and amounts of expected future fundings of unfunded commitments; the return on equity; the yield on investments; the ability to borrow to finance assets; the Company’s ability to deploy the proceeds of its capital raises or acquire its target assets; risks associated with investing in real estate assets, including changes in business conditions and the general economy; the parties’ ability to consummate the Transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary third-party approvals, including stockholder approval, or the satisfaction of other closing conditions to consummate the Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement or any unanticipated difficulties or expenditures relating to the Transaction; risks related to diverting the attention of ARI management from ongoing business operations; failure to realize the expected benefits of the Transaction; significant transaction costs and/or unknown or inestimable liabilities; risks of stockholder litigation in connection with the Transaction, including resulting expenses or delays; disruption of current plans and operations caused by the announcement of the Transaction, making it more difficult to conduct business as usual or maintain relationships with current or future lenders, service providers, or vendors, and financing sources; and effects relating to the announcement of the Transaction or any further announcements or the consummation of the Transaction on the market price of ARI’s common stock. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission. The forward-looking statements, and other risks, uncertainties and factors are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Forward-looking statements are not predictions of future events. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.